UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 25, 2015 (September 1, 2015)

Rockdale Resources Corporation
(Exact name of registrant as specified in its charter)

Colorado	000-52690	86-1061005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

710 N. Post Oak Rd., Ste. 512, Houston TX	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  832-941-0011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 28, 2015, Rockdale Resources Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, the closing of the Company’s acquisition of a 10% working interest in the SUDS field located in Creek County Oklahoma, in exchange for 10,586,805 shares of restricted common stock, representing 33% of our then outstanding shares of common stock (collectively, the “Acquired Assets”). At that time, the Company stated in the Original Report that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this Amendment No. 1 to the Original Report, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information. This Current Report on Form 8-K does not amend or modify the Original Report, except as to Item 9.01.

The title “SUD’s Properties” represents the oil and gas-producing properties included in the Purchase and Sale agreement mentioned in the Original Report. Note that from January 1, 2014 through March 2015, SUD’s Properties were owned by, and the accounting records were included in, Jovian Resources LLC. During this period, Jovian Resources LLC owned additional oil and gas properties (working interests) to the SUDS Properties that were sold to Rockdale Resources Corporation.

Item 9.01 Financial Statements And Exhibits.

(a)  Financial Statements of Businesses Acquired

The Audited Statements of Direct Revenues and Operating Expenses for the year ended December 31, 2014, and the notes thereto, relating to the Acquired Assets, including the related report of the independent registered public accounting firm, are filed as Exhibit 99.1 to this Form 8-K/A. The Unaudited Statements of Revenues and Direct Expenses for the Six Months ended June 30, 2015, are filed as Exhibit 99.2 to this Form 8-K/A.

(b)  Pro Forma Financial Information.

The Unaudited Pro Forma Combined Statement of Operations of Rockdale Resources Corp. for the year ended December 31, 2014 and Unaudited Pro Forma Combined Statements of Operations for the six months ended June 30, 2016, are filed as Exhibit 99.3 to this Form 8-K/A.

(d) Exhibits

Exhibit No.	Description

99.1*	Audited Statements of Revenues and Direct Operating Expenses of the Acquired Assets for the year ended December 31, 2014 and the notes thereto, including the related report of the independent registered public accounting firm.

99.2*	Unaudited Statements of Revenues and Direct Operating Expenses of the Acquired Assets for the six months ended June 30, 2015 and the notes thereto.

99.3*	Unaudited Pro Forma Combined Statement of Operations of Rockdale Resources Corp. for the year ended December 31, 2014 and Unaudited Pro Forma Combined Statements of Operations for the Six Months Ended June 30, 2015.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockdale Resources Corporation

By:	/s/ Leo Womack
Leo Womack Chairman

Date: August 15, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Audited Statements of Revenues and Direct Operating Expenses of the Acquired Assets for the year ended December 31, 2014 and the notes thereto, including the related report of the independent registered public accounting firm.

99.2*	Unaudited Statements of Revenues and Direct Operating Expenses of the Acquired Assets for the six months ended June 30, 2015 and the notes thereto.

99.3*	Unaudited Pro Forma Combined Statement of Operations of Rockdale Resources Corp. for the year ended December 31, 2014 and Unaudited Pro Forma Combined Statements of Operations for the Six Months Ended June 30, 2015.

* Filed herewith.

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